UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2022 (January 18, 2022)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Independent Consulting Services Agreement with Former Chief Accounting Officer

In connection with the previously disclosed termination without cause of Veris Residential, Inc.’s (the “Company”) former Chief Accounting Officer, Giovanni M. DeBari, on January 18, 2022, the Company and Mr. DeBari entered into an Independent Consulting Services Agreement (the “Consulting Agreement”). Pursuant to the Consulting Agreement, in exchange for Mr. DeBari’s providing certain consulting, cooperation, and transition services to the Company through July 13, 2022, Mr. DeBari will receive a consulting fee of $75,000 and will be considered to have remained employed with the Company through the term of the Consulting Agreement solely for purposes of calculating the prorated vesting of outstanding long-term incentive plan units of limited partnership interest in Veris Residential, L.P. to which Mr. DeBari may be entitled upon his termination of employment with the Company.

Mr. DeBari is otherwise eligible to receive the severance payments and benefits upon such a termination without cause (outside of a change in control) as set forth in his amended and restated employment agreement with the Company dated as of November 3, 2020 and filed as Exhibit 10.120 to the Company’s Quarter Report on Form 10-Q for the quarter ended September 30, 2020, which is incorporated herein by reference.

The foregoing summary of the Consulting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Consulting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title

10.1	Independent Consulting Services Agreement dated as of January 18, 2022 by and between Veris Residential, Inc. and Giovanni M. DeBari.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: January 24, 2022	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

VERIS RESIDENTIAL, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: January 24, 2022		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary